UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1 to
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported):  September 30, 2009

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Chenming Industrial Park, Shouguang City, Shandong, China 262714
(Address of principal executive offices and zip code)

+86 (536) 567 0008
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE

This Amendment No. 1 to the Current Report on Form 8-K, which was filed with the Securities Exchange Commission on October 5, 2009, is being filed to correct the disclosure regarding the M&A Agreement entered into by a subsidiary of Gulf Resources, Inc. (the “Registrant”) on August 31, 2010 relating to the Registrant’s Factory 8 to identify that one of the parties to the M&A Agreement was acting as Attorney-in-Fact on behalf of one of the sellers of Factory 8 and as escrow agent on behalf of the other two sellers of Factory 8.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 30, 2009, pursuant to an M&A Agreement (the “M&A Agreement”) which was entered into on August 31 2009 by and among the Registrant’s subsidiary, Shouguang City Haoyuan Chemical Company Limited, a wholly owned subsidiary of the Registrant ("SCHC"), Fengxia Yuan, Han Wang and Qing Yang, citizens of the People’s Republic of China (the “Sellers”), the Registrant completed its acquisition of all rights, title and interest in and to all assets owned by the Sellers utilized in the production of bromine and crude salt, located at the Shouguang City Yingli Township Beishan Village including without limitation, machinery, equipment and inventory, and any warranties associated therewith (the “Purchased Assets’), for a total purchase price of RMB112,000,000 (the “Purchase Price”), of which RMB78,400,000 was paid in cash and RMB33,600,000 shall be paid by the issuance of 4,229,366 shares of common stock of the Registrant (the “Shares”).  The Shares shall be delivered to the Sellers by October 20, 2009.  In connection with this transaction, the Registrant obtained the required land use rights.

Fengxia Yuan is the wife of the Registrant’s Chief Operating Officer, Mr. Naihui Miao.  Fengxia Yuan entered into the M&A Agreement as Attorney-in-Fact for Yuliang Gao, who owned 4.73% of Factory 8.  The Power of Attorney granted by Yuliang Gao authorized Fengxia Yuan to execute the M&A Agreement and to hold any shares of the Registrant issued as consideration on behalf of Yuliang Gao, but did not grant any actual rights to transfer and/or dispose of the consideration received from the sale of Factory 8 on Yuliang Gao’s behalf.

Fengxia Yuan was also authorized to act as escrow agent for the M&A Agreement, to receive the cash consideration from the Registrant on behalf of each of the Sellers and then transfer the consideration on to each Seller at the closing of the M&A Agreement.  Under the terms of the M&A Agreement and the Power of Attorney, Fengxia Yuan did not receive any consideration for her participation as Attorney-in-Fact and escrow agent with respect to the M&A Agreement, and therefore, such transactions were not related party transactions.  Naihui Miao was not a party to the M&A Agreement, nor any of the other agreements related to the M&A Agreement.

Additional information regarding this transaction can be found in the Registrant’s Current Report on Form 8-K filed with the SEC on September 10, 2009 and amended on August 19 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Xiaobin Liu
Name:	Xiaobin Liu
Title:	Chief Executive Officer

Dated: August 19, 2010